UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2020

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, AtriCure, Inc. (the “Company”) and Angela L. Wirick entered into an Offer Letter for Ms. Wirick to become the Company’s Chief Financial Officer. The Offer Letter is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, the Company has entered into a Change in Control Agreement and an Indemnity Agreement with Ms. Wirick on the forms previously entered into with the Company’s other executive officers.

Since March 2016, Ms. Wirick has served as the Company’s Vice President, Finance. She joined the Company in July 2014 as the Company’s Director, Finance. Prior to joining AtriCure, Ms. Wirick, a certified public accountant, was employed by Deloitte & Touche LLP for twelve years where she held positions of increasing responsibility.

On August 6, 2020, M. Andrew Wade announced that he was resigning from his position as Chief Financial Officer for personal reasons. In connection with his resignation, Mr. Wade and the Company have entered into a consulting agreement pursuant to which Mr. Wade will assist with the transition of his role to Ms. Wirick and consult for the Company for seven months. Under the consulting agreement, Mr. Wade will be paid a retainer of $10,000 per month and, except for the performance share awards granted to him in 2019 and 2020, his outstanding equity awards will continue to vest.

The Company issued a press release regarding Mr. Wade’s resignation and Ms. Wirick’s agreement to serve the Company as its Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

10.1	Offer Letter, dated August 6, 2020, by and between AtriCure, Inc. and Angela L. Wirick

99.1	Press Release dated August 6, 2020

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: August 6, 2020	By:	/s/ Michael H. Carrel
Michael H. Carrel
President and Chief Executive Officer